UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30734 (Commission File Number)	80-0551965 (I.R.S. Employer Identification No.)

160 Broadway 13th Floor, New York, NY 10038
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 443-2380

None

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 12, 2013, Corporate Resource Services, Inc. issued a press release (the “Press Release") announcing that has closed on the acquisition of United Kingdom-based Flex Recruitment Plus Limited ("FlexPlus"). FlexPlus is expected to be the Company's European platform for expansion in Europe and cross-selling opportunities between current multinational clients of the Company and FlexPlus.   A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)     Exhibits

99.1    Press Release of Corporate Resource Services, Inc. dated November 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

By:	/s/ John P. Messina, Sr.
Name	John P. Messina, Sr.
Title	Chief Executive Officer

Date:  November 15, 2013